Exhibit 99.1

Open Text Reports First Quarter Fiscal 2010 Financial Results

Waterloo, ON, October 27, 2009—Open Text(TM) Corporation (NASDAQ:OTEX) (TSX:OTC), a leading provider of Enterprise Content Management (ECM) software, today announced unaudited financial results for its first quarter ended September 30, 2009. (1)

Total revenue for the first quarter was $211.4 million, up 16% compared to $182.6 million for the same period in the prior fiscal year. License revenue in the first quarter was $47.3 million, down 6% compared to $50.1 million in the first quarter of the prior fiscal year.

Adjusted net income in the quarter was $32.8 million or $0.58 per share on a diluted basis, up 16% compared to $28.2 million or $0.53 per share on a diluted basis for the same period in the prior fiscal year. Net income in accordance with U.S. generally accepted accounting principles (“US GAAP”) was $1.7 million or $0.03 per share on a diluted basis, compared to $14.7 million or $0.28 per share on a diluted basis for the same period in the prior fiscal year. (2)

The cash and cash equivalents balance as of September 30, 2009 was $212.2 million. Accounts receivable as of September 30, 2009, totaled $135.6 million, compared to $108.3 million as of September 30, 2008, and Days Sales Outstanding (DSO) was 58 days in the first quarter of fiscal 2010, compared to 53 days in the first quarter of fiscal 2009.

“We met our profit and revenue goals in what has seasonally been our toughest quarter. License revenue fell short of our expectations, mainly due to deferred purchase decisions for our Web Content Management (WCM) products,” said John Shackleton, President and Chief Executive Officer of Open Text. “We are seeing a continued demand for compliance solutions, as well as companies laying the groundwork for ECM 2.0 solutions. In the current economic environment we remain committed to meeting our annual profitability targets, while focusing on capturing market share by leveraging our strategic partnerships.”

Please see note (2) below for a reconciliation of non-US GAAP based financial measures used in this press release, to US GAAP based financial measures.

Open Text Renews Normal Course Issuer Bid

The Company also announced its intention to renew its Normal Course Issuer Bid (the “Bid”) through the facilities of the NASDAQ Global Select Market (“NASDAQ”).

Purchases over the NASDAQ could commence in November 2009 if desirable. As of October 26, 2009, Open Text had 56,380,735 issued and outstanding common shares. The Bid will expire one year from the commencement date.

The maximum number of shares that may be purchased is calculated as 5% of the outstanding Common Shares of Open Text at the beginning of the Bid.

Teleconference Call

Open Text will host a conference call on October 27, 2009 at 5:00 p.m. ET to discuss the final financial results of its first quarter.

Date:	Tuesday, October 27, 2009
Time:	5:00 p.m. ET/2:00 p.m. PT
Length:	60 minutes
Where:	800-814-4861

Please dial-in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning October 27, 2009 at 7:00 p.m. ET through 11:59 p.m. on November 10, 2009 and can be accessed by dialing 416-640-1917 and using pass code 4169327 followed by the number sign.

For more information or to listen to the call via Web cast, please use the following link: http://www.opentext.com/events/wa-event.html?id=7735475.

Supplemental materials regarding new accounting rules—Topic 805:  Business Combinations—which will be discussed on the call are available for download on the Investor Relations section of the Open Text web site at: http://mimage.opentext.com/alt_content/binary/ot/investor/2010/fy2010q1.pdf.

About Open Text

Open Text(TM) is the world’s largest independent provider of Enterprise Content Management software. The company’s solutions manage information for all types of business, compliance and industry requirements in large companies, government agencies and professional service firms. Open Text supports approximately 46,000 customers in 114 countries and 12 languages. For more information about Open Text, visit www.opentext.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“Open Text” or “the Company”). Forward-looking statements in this press release are not promises or guarantees of future performance and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those anticipated. The Company cautions not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The results included in this press release are unaudited and therefore are deemed to be forward-looking statements. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following: (i) the future performance, financial and otherwise, of Open Text; (ii) the ability of Open Text to bring new products to market and to increase sales; (iii) the strength of the Company’s product development pipeline; (iv) the Company’s growth and profitability prospects; (v) the estimated size and growth prospects of the ECM market; (vi) the Company’s competitive position in the ECM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company’s products to be realized by customers; and (viii) the demand for the Company’s product and the extent of deployment of the company’s products in the ECM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company’s customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company’s products or services; (viii) the continuous commitment of the Company’s customers; (ix) demand for the Company’s products; and (x) other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K for the year ended June 30, 2009. Forward-looking statements are based on management’s beliefs and opinions at the time the statements are made, and the Company does not undertake any obligation to update forward-looking statements should circumstances or management’s beliefs or opinions change.

Notes

(1) Based on comparison of historical revenue figures publicly disseminated by companies in the Enterprise Content Management (“ECM”) sector. All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2)	Use of US Non-GAAP financial measures

In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. The Company uses the financial measures adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company’s management and is based upon the way the Company’s management evaluates the performance of the Company’s business for use in the Company’s internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company’s management excludes certain items from its analysis, such as amortization of acquired intangibles, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text’s performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release. The following charts provide reconciliation (unaudited) of US GAAP based financial measures to non-US GAAP based financial measures referred to in this press release:

Reconciliation (unaudited) of US GAAP based Net Income to Adjusted Net Income (in millions of US dollars) for the quarters ended September 30, 2009 and 2008:

	Three months ended September 30, 2009	Three months ended September 30, 2008
GAAP based “Net Income”	$1.7	$14.7
Special Charges/(recovery)	18.6	—
Amortization of intangibles	23.1	19.0
Other (Income)/Expense	(3.4)	(0.7)
Share-based compensation	1.5	1.4
Tax Impact on Above	(8.7)	(6.2)

Non-GAAP based “Adjusted Net Income”	$32.8	$28.2

Reconciliation (unaudited) of US GAAP based EPS to non-US GAAP based EPS (calculated on a diluted basis) for the quarters ended September 30, 2009 and 2008:

	Three months ended September 30, 2009	Three months ended September 30, 2008
GAAP based “Net Income”	$0.03	$0.28
Special Charges/(recovery)	0.33	—
Amortization of intangibles	0.41	0.36
Other (Income)/Expense	(0.06)	(0.01)
Share-based compensation	0.03	0.03
Tax Impact on Above	(0.16)	(0.13)

Non-GAAP based “Adjusted Net Income”	$0.58	$0.53

(3)	The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the first quarter of Fiscal 2010:

Currencies	% of Revenue	% of Expenses*
EURO	25%	23%
GBP	12%	9%
CHF	6%	4%
CAD	6%	23%
USD	44%	34%
Others	7%	7%

Total	100%	100%

*	Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, depreciation, share-based compensation and special charges.

For more information, please contact:

Paul McFeeters

Chief Financial Officer

Open Text Corporation

905-762-6121

pmcfeeters@opentext.com

Greg Secord

Vice President, Investor Relations

Open Text Corporation

519-888-7111 ext.2408

gsecord@opentext.com

OPEN TEXT CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except per share data)

	September 30, 2009	June 30, 2009
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$212,190	$275,819
Short-term investments	19,768	—
Accounts receivable trade, net of allowance for doubtful accounts of $4,464 as of September 30, 2009 and $4,208 as of June 30, 2009	135,575	115,802
Income taxes recoverable	6,225	4,496
Prepaid expenses and other current assets	27,858	18,172
Deferred tax assets	22,185	20,621

Total current assets	423,801	434,910
Investments in marketable securities		13,103
Capital assets	57,435	45,165
Goodwill	718,600	576,111
Acquired intangible assets	384,242	315,048
Deferred tax assets	75,211	69,877
Other assets	18,871	13,064
Long-term Income taxes recoverable	42,391	39,958

Total assets	$1,720,551	$1,507,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$128,660	$115,018
Current portion of long-term debt	3,489	3,449
Deferred revenues	205,998	189,397
Income taxes payable	7,707	10,356
Deferred tax liabilities	2,083	508

Total current liabilities	347,937	318,728
Long-term liabilities:
Accrued liabilities	21,506	23,073
Pension liability	16,510	15,803
Long-term debt	299,182	299,234
Deferred revenues	10,969	7,914
Long-term income taxes payable	53,465	47,131
Deferred tax liabilities	134,543	108,889

Total long-term liabilities	536,175	502,044
Shareholders’ equity:
Share capital:
56,373,651 and 52,716,751 Common Shares issued and outstanding at September 30, 2009 and June 30, 2009, respectively; Authorized Common Shares: unlimited	588,871	457,982
Additional paid-in capital	55,307	52,152
Accumulated other comprehensive income	86,052	71,851
Retained earnings	106,209	104,479

Total shareholders’ equity	836,439	686,464

Total liabilities and shareholders’ equity	$1,720,551	$1,507,236

OPEN TEXT CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(In thousands of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30,
	2009	2008
Revenues:
License	$47,329	$50,074
Customer support	123,649	98,429
Service and other	40,444	34,120

Total revenues	211,422	182,623

Cost of revenues:
License	3,145	2,893
Customer support	20,939	15,567
Service and other	33,294	27,729
Amortization of acquired technology-based intangible assets	14,142	10,747

Total cost of revenues	71,520	56,936

Gross profit	139,902	125,687

Operating expenses:
Research and development	31,542	28,578
Sales and marketing	50,690	44,832
General and administrative	21,225	18,387
Depreciation	4,147	2,698
Amortization of acquired customer-based intangible assets	8,917	8,215
Special charges	18,589	—

Total operating expenses	135,110	102,710

Income from operations	4,792	22,977

Other income, net	3,440	729
Interest expense, net	(3,046)	(2,994)

Income before income taxes	5,186	20,712
Provision for income taxes	3,456	5,932

Net income before minority interest	1,730	14,780
Minority interest	—	119

Net income for the period	$1,730	$14,661

Net income per share—basic	$0.03	$0.29

Net income per share—diluted	$0.03	$0.28

Weighted average number of Common Shares outstanding—basic	55,388	51,298

Weighted average number of Common Shares outstanding—diluted	56,469	52,990

OPEN TEXT CORPORATION

CONSOLIDATED STATEMENTS OF CASHFLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three months ended September 30,
	2009	2008
Cash flows from operating activities:
Net income for the period	$1,730	$14,661
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,206	21,660
Share-based compensation expense	3,506	1,423
Employee long-term incentive plan	2,675	1,059
Excess tax benefits on share-based compensation expense	(691)	(6,629)
Undistributed earnings related to minority interest	—	119
Pension expense	192	—
Amortization of debt issuance costs	266	224
Unrealized (gain) loss on financial instruments	(2,390)	(722)
Release of unrealized gain on marketable securities to income	(4,353)	—
Deferred taxes	(2,957)	(256)
Changes in operating assets and liabilities:
Accounts receivable	7,928	27,946
Prepaid expenses and other current assets	(3,218)	(1,926)
Income taxes	(4,787)	4,731
Accounts payable and accrued liabilities	(9,343)	(18,369)
Deferred revenue	(12,437)	(19,430)
Other assets	1,175	322

Net cash provided by operating activities	4,502	24,813
Cash flows from investing activities:
Additions of capital assets, net	(7,665)	(3,887)
Purchase of Vignette Corporation, net of cash acquired	(90,600)	—
Purchase of eMotion LLC, net of cash acquired	—	(3,635)
Purchase of a division of Spicer Corporation	—	(10,836)
Purchase consideration for prior period acquisitions	(4,801)	(3,293)
Investments in marketable securities	—	(3,608)
Maturity of short-term investments	27,171	—

Net cash used in investing activities	(75,895)	(25,259)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	691	6,629
Proceeds from issuance of Common shares	4,477	5,542
Repayment of long-term debt	(864)	(867)
Debt issuance costs	(1,024)	—

Net cash provided by financing activities	3,280	11,304

Foreign exchange gain (loss) on cash held in foreign currencies	4,484	(15,641)
Decrease in cash and cash equivalents during the period	(63,629)	(4,783)
Cash and cash equivalents at beginning of the period	275,819	254,916

Cash and cash equivalents at end of the period	$212,190	$250,133

Slide 1 October 2009 October 2009 TOPIC 805 (Business Combinations) vis-à-vis Open Text Corporation

Slide 2
Disclaimer
Certain statements in this presentation constitute forward-looking statements or forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Open Text, or developments in
Open Text’s business or in its industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements. The historical increases in the Company's revenues and earnings do not assure the revenues and earnings will not decrease in the future. Forward-looking statements include all disclosure regarding possible events, conditions or results of operations that is based on assumptions about future economic conditions and courses of action. Forward-looking statements may also include any statement relating to future events, conditions or circumstances.
Open Text cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements relate to, among other things, changes in the ECM market; the market focus of Open Text, Open Text’s revenue mix and margin targets; Open Text’s operations priorities; and Open Text’s strategy for its products and solutions. The risks and uncertainties that may affect forward-looking statements include, among others, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of Open
Text's customers, demand for Open Text 's products and other risks detailed from time to time in
Open Text's filings with the Securities and Exchange Commission and Canadian provincial securities regulators, including Open Text's Annual Report on Form 10-K for the year ended June
30, 2009 and and Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.
Forward-looking statements are based on management’s current plans, estimates, projections, beliefs and opinions, and the Company does not undertake any obligation to update forward-
looking statements should assumptions related to these plans, estimates, projections, beliefs and opinions change.

Slide 3
Effective Date
Effective date:
FASB ASC Topic 805 (formerly known as FAS 141R) sets out the new accounting rules for business combinations for annual reporting periods beginning after December 15, 2008.
OTEX effective date:
July 1, 2009
The Vignette acquisition was accounted for per Topic 805.

Slide 4 What’s changed significantly? (vis-à-vis Open Text) Restructuring Costs Transaction Costs Taxation

Slide 5
Restructuring Costs
New rules:
Restructuring costs will not be recorded as assumed liabilities.
Restructuring initiatives commenced after acquisition date will be included as charge to income.
OTEX impact:
OTEX includes these costs under Special Charges (were formerly charged to Goodwill).
We recorded $9.6 million of such restructuring charges in connection with the Vignette acquisition in Q1 FY10.

Slide 6
Transaction Costs
New rules:
Transaction costs are not considered a component of the fair value of the business acquired and are required to be charged to income as incurred.
OTEX impact:
OTEX includes these costs now under Special Charges (were formerly charged to Goodwill).
We recorded $1.4 m of such costs in connection with the Vignette acquisition in Q1 FY10.

Slide 7
Taxation: Change in valuation allowances and
income tax uncertainties
New rules:
If changes result from new information regarding facts and
circumstances that existed at date of acquisition (and these changes are identified within the one year period):
– Changes are recognized through Goodwill
All
other changes are offset to income tax expense. i.e.
– Changes  not resulting from new information;
– Changes after the one year period.
Applies to pre July 1, 2009 acquisitions as well.
OTEX impact:
Potential volatility in future overall effective tax rates - for GAAP net income.

Slide 8
Cost of Vignette Acquisition
Cost of Vignette Acquistion
321.4
less:
Equity Issued
125.2
Vignette Cash
92.3
Vignette S-T Investments
46.9
139.2
Vignette shares held by OTEX
13.3
Net Cash Spent
43.7
Reconciliation to 10Q Cash Flow
Net Cash paid per Statement of Cash Flows 90.6
less:
Vignette S-T Investments
46.9
Net Cash Spent
43.7
in USD millions

OPEN TEXT
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OPEN TEXT
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Slide 9 Thank You